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                                                                    EXHIBIT 23.0



                          Independent Auditors' Consent



We hereby consent of the use of our report dated January 12, 2001, with respect to the consolidated financial statements included in the filing of the Registration Statement (Form SB-2) of Atlas Mining, Inc. for the fiscal years ended December 31, 2000 and 1999.


/s/ Chisholm & Associates

Chisholm & Associates
North Salt Lake, UT
November 5, 2001